UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. ______)
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JOHN HANCOCK INCOME SECURITIES TRUST
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December 3, 2009

John Hancock Investors Trust
John Hancock Income Securities Trust

Dear Shareholder:

As a shareholder in one or both of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Friday, January 22, 2010, at 2:00 p.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210-2805.

Elect your fund’s Board of Trustees

The enclosed proxy statement includes a proposal to elect eleven Trustees to serve until their respective successors are elected and qualified. Each of the nominees currently serves as a John Hancock Fund Trustee, and nine of the eleven nominees are independent of John Hancock management, including Patti McGill Peterson, the Chairperson of the Board. Your proxy statement includes a brief description of each nominee’s background.

Your vote is important!

I encourage you to exercise your rights as a shareholder by reviewing the enclosed proxy statement and then voting your shares either through the Internet, by telephone or by mail. If you choose to vote by mail, please complete the enclosed proxy ballot form, sign it and mail it to us immediately in the enclosed postage-paid return envelope. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 a.m. and 7:00 p.m., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

Sincerely,

/s/  Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST
601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 22, 2010

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you want to attend in person.

To the shareholders of the funds listed above:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 22, 2010, at 2:00 p.m., Eastern Time, for the following purposes:

(1)	To elect eleven (11) Trustees to serve until their respective successors have been duly elected and qualified.

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the proposal.

Shareholders of record of each fund as of the close of business on November 12, 2009 are entitled to notice of, and to vote at, the fund’s annual meeting and at any adjournment thereof. The proxy statement and proxy card are being mailed to shareholders on or about December 3, 2009.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on January 22, 2010.

The proxy statement is available at:
http://bnymellon.mobular.net/bnymellon/jhf2 (if you are a record shareholder) and
http://bnymellon.mobular.net/bnymellon/jhf2_beneficial
(if you are a beneficial owner of shares held in “street name”)

By order of the Board of Trustees,

Thomas M. Kinzler
Secretary

December 3, 2009

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST
601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 22, 2010

PROXY STATEMENT

This proxy statement contains the information you should know before voting on the proposal described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, Massachusetts 02210 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees at the annual meeting of John Hancock Investors Trust (“Investors”) and John Hancock Income Securities Trust (“Income Securities”). The meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, January 22, 2010, at 2:00 p.m., Eastern Time. Shareholders of each fund are being asked to vote on the proposal to elect Trustees.

If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR the proposal. If you wish to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying your fund’s secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

The Trustees of each fund have fixed the close of business on November 12, 2009 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any adjournment of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares

Investors	8,430,783
Income Securities	11,482,332

Based solely on review of Form 13Fs, Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, reported ownership of 6.72% of Investors’ shares and 9.36% of Income Securities’ shares as of September 30, 2009. This information may be different as of the record date. Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to the proposal.

PROPOSAL

ELECTION OF TRUSTEES

General

Each fund’s Board of Trustees consists of eleven members. Holders of the shares of each fund are entitled to elect eleven Trustees at this meeting. Ms. Jackson, Ms. McGill Peterson and Messrs. Boyle, Carlin, Cunningham, Ladner, Martin, Moore, Pruchansky, Russo and Vrysen have been designated as subject to election by holders of the shares of each fund.

As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal

For each fund, Ms. Jackson, Ms. McGill Peterson and Messrs. Boyle, Carlin, Cunningham, Ladner, Martin, Moore, Pruchansky, Russo and Vrysen are the current nominees for election by the shareholders.

Vote Required for the Proposal

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees to serve as Trustees of that fund.

Each Board recommends that shareholders of each fund vote “FOR” each of the eleven nominees in the Proposal.

Information Concerning Nominees

The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the current Trustees. There are currently eleven Trustees of each fund, nine of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The address of each nominee is 601 Congress Street, Boston, Massachusetts 02210-2805.

NOMINEES FOR ELECTION

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

Independent Trustees
James F. Carlin (1940) Trustee	2005	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993 – 2003).	47
William H. Cunningham (1944) Trustee	2005	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003 – 2009).	47
Deborah C. Jackson (1952) Trustee	2008	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002 – 2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).	47
Charles L. Ladner (1938) Trustee	2004	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	47

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

Stanley Martin (1947) Trustee	2008	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 – 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 – 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 – 2000); Partner, KPMG LLP (1971 – 1998).	47
Patti McGill Peterson (1943) Trustee and Chairperson	1996	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997 – 1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	47
John A. Moore (1939) Trustee	1996	President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	47
Steven R. Pruchansky (1944) Trustee and Vice Chairman	2005	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	47
Gregory A. Russo (1949) Trustee	2008	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002 – 2006); Vice Chairman, Industrial Markets, KPMG (1998 – 2002).	47

	Year		Number of
Name, (Year of Birth)	Commenced	Principal Occupation(s) and	John Hancock Funds
and Position with the Fund	Service	other Directorships during the Past Five Years	Overseen Currently

Non-Independent Trustees
James R. Boyle* (1959) Trustee	2005	Senior Executive Vice President (since 2009), Executive Vice President (1999 – 2009), Manulife Financial Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).	262
John G. Vrysen* (1955) Trustee	2009	Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief Operating Officer, John Hancock Funds and JHF III (2007 – 2009); Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”), JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005 – 2007).	47

*	Because each of Mr. Vrysen and Mr. Boyle is a senior executive with the Adviser, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.

Executive Officers

The following table presents information regarding the current principal officers of the funds who are neither current Trustees nor Nominees. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210-2805.

	Year
Name, (Year of Birth)	Commenced	Principal Occupation(s) and
and Position with the Fund	Service	other Directorships during Past Five Years

Keith F. Hartstein (1956) President and Chief Executive Officer	2005	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds, LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until 2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005 – 2006); Executive Vice President, John Hancock Funds, LLC (until 2005).
Thomas M. Kinzler (1955) Secretary and Chief Legal Officer	2006	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000 – 2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).
Francis V. Knox, Jr. (1947) Chief Compliance Officer	2005	Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance Officer, MFC Global (U.S.) (2005 – 2008); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2005).

	Year
Name, (Year of Birth)	Commenced	Principal Occupation(s) and
and Position with the Fund	Service	other Directorships during Past Five Years

Andrew G. Arnott (1971) Chief Operating Officer	2009	Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007), Vice President (2005 – 2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice President (2006 – 2008), John Hancock Investment Management Services, LLC; Senior Vice President (since 2006), Vice President (2005 – 2006), 2nd Vice President (2004 – 2005), John Hancock Funds, LLC; Chief Operating Officer (since 2009), Vice President (2007 – 2009), John Hancock Funds and JHF III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President (2005 – 2009), Product Management and Development for John Hancock Funds, LLC; Vice President and Director (1998 – 2005), Marketing and Product Management for John Hancock Funds, LLC.
Charles A. Rizzo (1957) Chief Financial Officer	2007	Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 – 2007); Vice President, Goldman Sachs (2005 – 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 – 2005).
Salvatore Schiavone (1965) Treasurer	2009	Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds, JHF II, JHF III, and JHT (since 2007); Assistant Treasurer, Fidelity Group of Funds (2005 – 2007); Vice President, Fidelity Management Research Company (2005 – 2007); Assistant Treasurer, Scudder Group of Funds (2003 – 2005); Director, Deutsche Asset Management (2003 – 2005).

Committees

Effective January 2009, each Board has five standing committees: the Audit Committee, the Compliance Committee, the Contracts/Operations Committee, the Nominating, Governance and Administration Committee, and Investment Committee A. Each Committee is composed entirely of Independent Trustees. Prior to January 2009, each Board had four committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee.

Audit Committee.  All members of this Committee are “independent” under the Revised Listing Rules of the New York Stock Exchange (the “NYSE”), and each member is financially literate with at least one having accounting or financial management expertise. This Committee recommends to the full Board the appointment of the independent registered public accounting firm for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The written charter for the Audit Committee is included as Attachment 1 to this proxy statement.

The Audit Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund’s financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 and discussed with the independent registered public accounting firm their independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year (see Attachment 2).

Each fund’s Audit Committee (along with its predecessor, the Audit and Compliance Committee) met five times during the fiscal year ended October 31, 2009.

Compliance Committee.  The primary role of this Committee is to oversee the activities of each fund’s Chief Compliance Officer; the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with the funds’ and the Independent Trustees’ Codes of Ethics. This Committee met three times during the fiscal year ended October 31, 2009.

Nominating, Governance and Administration Committee.  This Committee is composed of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of this Committee also are “independent” under the NYSE’s Revised Listing Rules. The written charter for the Nominating, Governance and Administration Committee is included as Attachment 3 to this proxy statement. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Nominating, Governance and Administration Committee expects to apply the following criteria: (i) the nominee’s reputation for integrity; honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.

It is the intent of each Nominating, Governance and Administration Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

As long as an existing Independent Trustee continues, in the opinion of the Nominating, Governance and Administration Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. This Committee may retain a consultant to assist the Committee in a search for a qualified candidate, and did so in 2008.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Nominating, Governance and Administration Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund’s proxy statement. Each of the nominees for election as Trustee was recommended by this Committee.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund. This Committee (along with its predecessor, the Governance Committee) met four times during the fiscal year ended October 31, 2009.

Contracts/Operations Committee.  This Committee oversees the initiation, operation and renewal of the various contracts between the funds and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers. This Committee met four times during the fiscal year ended October 31, 2009.

Investment Committee A.  This Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary. This Committee met four times during the fiscal year ended October 31, 2009.

The Investment Committee, the predecessor to Investment Committee A, met one time during the fiscal year ended October 31, 2009.

Board meetings.  Each Board held five meetings during the fiscal year ended October 31, 2009. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees.

The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
Governance and
Audit	Compliance	Administration	Contracts/Operations	Investment A

Ms. Jackson	Mr. Carlin	All Independent	Mr. Cunningham	Ms. Jackson
Mr. Martin	Mr. Russo	Trustees	Mr. Ladner	Mr. Ladner
Mr. Pruchansky			Dr. Moore	Mr. Martin
Mr. Pruchansky

Trustee Ownership

The following table shows the dollar range of each Trustee’s and nominee’s ownership of equity securities of the funds as well as holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of October 31, 2009.

Trustee Holdings(1)

			All John Hancock
Name of Trustee	Investors	Income Securities	Funds Overseen

Independent Trustees
James F. Carlin	$10,001 – $50,000	$10,001 – $50,000	Over $	100,000
William H. Cunningham	$1 – $10,000	$1 – $10,000	Over $	100,000
Deborah C. Jackson	0	$1 – $10,000		$10,001 – $50,000
Charles L. Ladner	$1 – $10,000	$1 – $10,000	Over $	100,000
Stanley Martin	$1 – $10,000	$1 – $10,000		$10,001 – $50,000
Patti McGill Peterson	$1 – $10,000	$1 – $10,000	Over $	100,000
John A. Moore	$1 – $10,000	$1 – $10,000	Over $	100,000
Steven R. Pruchansky	$1 – $10,000	$1 – $10,000	Over $	100,000
Gregory A. Russo	$1 – $10,000	$1 – $10,000		$50,001 – $100,000

			All John Hancock
Name of Trustee	Investors	Income Securities	Funds Overseen

Non-Independent Trustees
James R. Boyle	0	0	Over $	100,000
John G. Vrysen	$1 – $10,000	$1 – $10,000	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

The following table provides information regarding the compensation earned by the Independent Trustees from the funds and the other investment companies in the John Hancock Fund Complex for their services for the fiscal year ended October 31, 2009. The non-Independent Trustees, and each of the officers of the funds who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

	Aggregate Compensation
			Total Compensation
			All Funds in the
			John Hancock
Independent Trustees	Investors	Income Securities	Fund Complex(1)

James F. Carlin	$5,000	$5,000	$191,000
William H. Cunningham(2)	$4,500	$4,500	$185,500
Deborah C. Jackson	$4,500	$4,500	$163,000
Charles A. Ladner(2)	$5,063	$5,063	$190,500
Stanley Martin	$5,081	$5,081	$195,000
Patti McGill Peterson(2)	$6,500	$6,500	$265,000	(3)
John A. Moore(2)	$5,500	$5,500	$208,000
Steven R. Pruchansky(2)	$5,463	$5,463	$209,000	(4)
Gregory A. Russo	$8,220	$8,414	$190,500

(1)	All of the Independent Trustees are Trustees of 47 funds in the John Hancock Fund Complex.

(2)	As of October 31, 2009, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $212,329; Mr. Ladner was $81,374; Ms. McGill Peterson was $235,552; Dr. Moore was $280,116; and Mr. Pruchansky was $347,452 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

(3)	Includes $83,750 of deferred compensation.

(4)	Includes $16,000 of deferred compensation.

Material Relationships of the Independent Trustees

As of October 31, 2009, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds.

There have been no transactions by the funds since the beginning of the funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee or any immediate family member has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.

Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past five years.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm for each fund for the last two fiscal years.

Representatives of PwC are not expected to be present at the meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

The following table sets forth the aggregate fees billed by PwC for each fund for the fiscal years ended October 31, 2008 and October 31, 2009 (the “Reporting Periods”), for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders; (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements; (iii) tax compliance, tax advice or tax planning; and (iv) all services other than (i), (ii) and (iii).

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees

	FYE	FYE	FYE	FYE	FYE	FYE	FYE	FYE
	2008	2009	2008	2009	2008	2009	2008	2009

Investors	$44,920	$41,819	$18,645	$0	$3,500	$2,873	$0	$55
Income Securities	$44,920	$41,819	$18,645	$0	$3,500	$2,873	$0	$3,555

Each fund’s Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser and any entity controlling, controlled by or under common control with, the Adviser (the “Adviser Affiliates”). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit services to be approved by the Audit Committee prior to engaging PwC.

In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation provided to PwC for audit and non-audit services to the Adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence. The aggregate amount of non-audit fees paid by the funds, the Adviser and Adviser Affiliates that provide services to the funds, which includes amounts described above, were $4,591,272, and $8,200,526 for the fiscal years ended October 31, 2008 and 2009, respectively. All such non-audit services were pre-approved in accordance with the funds’ policy.

MISCELLANEOUS

Voting; Quorum; Adjournment

The following votes are required to approve the proposal:

Proposal	Vote Required

Election of Trustees	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the eleven nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

The proposal described in this proxy statement is considered a routine matter on which brokers holding shares in “street name” may vote on this proposal without instruction under the rules of the NYSE.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” the proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxyholder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” the proposal.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on the proposal prior to such adjournment. Proxies instructing a vote for the proposal will be voted in favor of an adjournment with respect to the proposal and proxies instructing a vote against the proposal will be voted against an adjournment with respect to the proposal.

Expenses and Methods of Solicitation

The costs of the meeting, other than the solicitation of proxies, will be allocated on a pro rata basis based on each fund’s assets. The costs for the solicitation of proxies will be borne equally by each fund, as detailed below. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds’ investment adviser may solicit proxies in person, by email or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210-2805, serves as each fund’s investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $2,750 per fund plus reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide certain identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit to vote:

•	Read the proxy statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the proxy statement and have your card on hand.

•	Go to the Web site listed on the card.

•	Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Funds’ Adviser and Subadviser

The funds’ investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210. An affiliate of the Adviser, MFC Global Investment Management (U.S.), LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, serves as subadviser to each fund.

Other Matters

The management of the funds knows of no business to be brought before the meeting, except as described above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

The shareholders of each fund will vote separately on the proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s annual meeting in 2011 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts, 02210, by no later than the close of business on August 5, 2010, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions), in accordance with Rule 14a-8 under the Exchange Act. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the relevant fund at 601 Congress Street, Boston, Massachusetts, 02210 no later than the close of business on September 6, 2010 and no earlier than August 5, 2010. In order to be included in a fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST

Dated: December 3, 2009

ATTACHMENT 1

JOHN HANCOCK FUNDS
AUDIT COMMITTEE CHARTER

A.  Composition.  The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

B.  Overview.  The Committee’s purpose is to:

1.	assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), and (3) the independent auditor’s qualifications, independence, and performance;

2.	act as a liaison between the funds’ independent accountants and the Board of Trustees; and

3.	oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end funds’ annual proxy statement.

The Committee shall discharge its responsibilities, and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements, the maintenance of appropriate systems for accounting and internal controls over financial reporting. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

C.  Oversight.  The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

D.  Specific Responsibilities.  The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

2.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

4.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

5.	To meet with independent auditors, including private meetings, as necessary, management’s internal auditors, and the funds’ senior management: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review, to the extent required by applicable law or regulation, the form and substance of the closed-end funds’ financial statements and reports, including each closed-end fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Committee should request from the independent auditors a frank assessment of management.

6.	With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61, as amended requires discussion. The Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

7.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

8.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

9.	To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

10.	To review securities pricing procedures and review their implementation with management, management’s internal auditors, independent auditors and others as may be required.

11.	To establish procedures for the receipt, retention, and treatment of complaints received by a fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

12.	To report regularly to the Board of Trustees, including providing the Committee’s conclusions with respect to the independent auditor and the funds’ financial statements and accounting controls.

E.  Subcommittees.  The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.

F.  Additional Responsibilities.  The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

G.  Funding.  Each fund shall provide for appropriate funding, as determined by the Committee for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

H.  Governance.  One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Committee members shall be as determined by the Board of Trustees. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. The members of the Committee should confirm that the minutes of the Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

I.  Evaluation.  At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

J.  Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

K.  Review.  The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

Last revised: December 9, 2008

ATTACHMENT 2

AUDIT AND COMPLIANCE COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit and Compliance Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers the audited financial statements of the Funds contained in the Annual Report on Form N-CSR for the 2008 fiscal year. The Audit and Compliance Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

The Audit and Compliance Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees) and has discussed with PricewaterhouseCoopers its independence from the Funds.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Trustees that the audited financial statements be included in each Funds’ Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

Submitted by the Audit and Compliance Committee*

John A. Moore, Chairman
Charles L. Ladner
Patti McGill Peterson

* The Audit and Compliance Committee is the predecessor to the Audit Committee. Effective September 1, 2009, the Audit Committee members are Steven R. Pruchansky, Stanley Martin and Deborah C. Jackson.

ATTACHMENT 3

JOHN HANCOCK FUNDS
NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A.  Composition.  The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B.  Overview.  The overall charter of the Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees, as well as issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds, and to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C.  Specific Responsibilities.  The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the funds required of them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To develop and recommend to the Board, if deemed desirable, guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: D&O insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; and publication expenses.

9.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company

Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

10.	To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

12.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

D.  Additional Responsibilities.  The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E.  Governance.  One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F.  Miscellaneous.  The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

G.  Evaluation.  At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

H.  Review.  The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

Last revised: December 9, 2008

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.	Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.

Review of Shareholder Nominations

Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Thank
You

for mailing
your proxy
card promptly!

P56PX 12/09

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the meeting date.

John Hancock Income
Securities Trust

INTERNET
http://www.proxyvoting.com/jh
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼ FOLD AND DETACH HERE ▼

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.	Please mark your votes as indicated in this example	☒

1.	Election of Trustees:

	(01) James R. Boyle	(07) Patti McGill Peterson
	(02) James F. Carlin	(08) John A. Moore
	(03) William H. Cunningham	(09) Steven R. Pruchansky
	(04) Deborah C. Jackson	(10) Gregory A. Russo
	(05) Charles L. Ladner	(11) John G. Vrysen
(06) Stanley Martin

☐	FOR ALL NOMINEES	☐	WITHHOLD FOR ALL NOMINEES

☐
For all nominees except as noted above

JOHN HANCOCK INCOME SECURITIES TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the election of all the nominees. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.
Please be sure to sign and date this Proxy.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature:	Date:	Signature:	Date:

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: http://bnymellon.mobular.net/bnymellon/jhf2.
▼ FOLD AND DETACH HERE ▼
JOHN HANCOCK INCOME SECURITIES TRUST
Annual Meeting of Shareholders
January 22, 2010
       The undersigned shareholder of John Hancock Income Securities Trust (the “Fund”) hereby appoints KEITH F. HARTSTEIN, SALVATORE SCHIAVONE, THOMAS M. KINZLER, CHARLES A. RIZZO, KINGA KAPUSCINSKI, and STEVE SUNNERBERG, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 22, 2010 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse side. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

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Exercise Your Right to Vote IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information JOHN HANCOCK Meeting Type: Annual Meeting of Shareholders INCOME SECURITIES TRUST For holders as of: November 12, 2009 Date: January 22, 2010 Time: 2:00 p.m. EST Location: 601 Congress Street Boston, Massachusetts 02210 Directions to meeting: http://materials.proxyvote.com/JH/Proxy You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side of this notice). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P87375 See the reverse side of this notice to obtain M18412 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT (INCLUDES PRESIDENT’S LETTER) How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 11, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. M18413-P87375 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items The Board of Trustees recommends that you vote FOR the following: 1. To elect eleven (11) Trustees to serve until their respective successors have been duly elected and qualified. 01) James R. Boyle 07) Patti McGill Peterson 02) James F. Carlin 08) John A. Moore 03) William H. Cunningham 09) Steven R. Pruchansky 04) Deborah C. Jackson 10) Gregory A. Russo 05) Charles L. Ladner 11) John G. Vrysen 06) Stanley Martin 2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

M18415- P87375 Voting Instructions

John Hancock Income Securities Trust
Important Notice Regarding the Availability of Proxy Materials for the John Hancock Income Securities Trust
Annual Shareholder Meeting to Be Held on Friday, January 22, 2010.
The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at: http://bnymellon.mobular.net/bnymellon/jhf2

John Hancock Income Securities Trust
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 12, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:  1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:          shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:       http://bnymellon.mobular.net/bnymellon/jhf2
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To Shareholders of John Hancock Income Securities Trust:
The 2010 Annual Meeting of Shareholders of John Hancock Income Securities Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 22, 2010, at 2:00 p.m., Eastern Time.
          Proposals to be considered at the Annual Meeting:
(1)	To elect eleven (11) Trustees to serve until their respective successors have been duly elected and qualified; and
(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
The Board of Trustees recommends that you vote in favor of the proposal.
Shareholders of record of John Hancock Income Securities Trust as of the close of business on November 12, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the fund’s Annual Meeting and at any adjournment thereof.
You may vote your proxy when you view the materials on the Internet.
CONTROL NUMBER
↓
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.
→

61855

Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.jhfunds.com/proxy.
Meeting Location:
John Hancock Income Securities Trust

601 Congress Street

Boston, Massachusetts 02210
The following Proxy Materials are available for you to review online:
•	President’s Letter

•	Notice of Annual Meeting of Shareholders

•	Proxy Statement
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this notice)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:          shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:       http://bnymellon.mobular.net/bnymellon/jhf2
The Proxy Materials for John Hancock Income Securities Trust are available to review at:
http://bnymellon.mobular.net/bnymellon/jhf2
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO ACCESS THE ELECTRONIC PROXY CARD
We encourage you to review the proxy materials online before voting.
To access the electronic proxy card and vote your shares, go to http://bnymellon.mobular.net/bnymellon/jhf2 and click on “Vote Now” on the top right hand side of the website. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side of this notice.
61855

BNY MELLON SHAREOWNER SERVICES Welcome to the John Hancock Income Securities Trust 2010 Proxy Voting Site JOHN HANCOCK INCOME SECURITIES TRUST Annual Meeting of Shareholders January 22, 2010 The undersigned shareholder of John Hancock Income Securities Trust (the “Fund”) lereby appoints KEITH F. HARTSTEIN, SALVATORE SCHIAVONE, THOMAS M. KINZLER, DHARLES A. RIZZO, KINGA KAPUSCINSKI, and STEVE SUNNERBERG, and each of hem singly, proxies and attorneys of the undersigned, with full power of substitution to )ach, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 22, 2010 at tie offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares )f the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally sresent. All proxies previously given by the undersigned in respect of said meeting are lereby revoked. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card. Before you vote, if you would like to review the President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement Click Here Return by simply closing the newly opened browser window. The Board of Trustees recommends a vote For the Proposal.

Click Here To Vote As The Bomd Of Trustees Recommends Click Here To Vote Individually On Each Proposal I Privacy Statement

2010 Proxy Voting Site BNY MELLON SmAREOWNER SERVICES I Vote As The Board Recommends Click Here To Register Your Vote

2010 Proxy Voting Site

BNY MELLON
SHAREOWNER SERVICES

**PROPOSAL 1**

**Election of Trustees:**

(01) James R. Boyle
(02) James F. Carlin
(03) William H. Cunningham
(04) Deborah C. Jackson
(05) Charles L. Ladner
(06) Stanley Martin
(07) Patti McGill Peterson
(08) John A. Moore
(09) Steven R. Pruchansky
(10) Gregory A. Russo
(11) John G. Vrysen

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the "Exceptions" box below and check the box next to that nominee's name.)

| For All ◉ | Withhold All ○ | *Exceptions ○ |
|---|---|---|
| | | ☐ 01 James R. Boyle |
| | | ☐ 02 James F. Carlin |
| | | ☐ 03 William H. Cunningham |
| | | ☐ 04 Deborah C. Jackson |
| | | ☐ 05 Charles L. Ladner |
| | | ☐ 06 Stanley Martin |

2010 Proxy Voting Site BNY MELLON ShAREOWNER SERVICES To Vote On The Proposal for John Hancock Income Securities Trust — Check The Box Below: The Board of Trustees recommends a vote For the Proposal. PROPOSAL 1 Election of Trustees: (1) James R. Boyle (2) James F. Carlin (3) William H. Cunningham (4) Deborah C Jackson (5) Charles L. Ladner (6) Stanley Martin

(7) Patti McGill Peterson (8) John A. Moore (9) Steven R. Pruchansky (10) Gregory A. Russo (11) John G. Vrysen Click Here To Register Your Vote

2010 Proxy Voting Site BNY MELLON SHAREOWNER SERVICES JOHN HANCOCK INCOME SECURITIES TRUST THANKS YOU FOR VOTING ELECTRONICALLY Voting Summary Your Control Number: You Voted: For All To change your address click here. THANK YOU FOR VOTING Your vote has been successfully recorded and will be tabulated by BNY Mellon Shareowner Services within 24 hours. It is not necessary for you to mail back your voting card. To vote another Proxy — CLICK HERE. Please exit your browser program as you normally do.